15 INCOME TAXES: Schedule of Reconciliation of income tax rate (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Details
Net loss before income taxes	$ (3,052,099)	$ (4,400,387)	$ (8,510,866)
Expected income tax recovery at statutory rates	(824,070)	(1,144,101)	(2,212,825)
Difference in foreign tax rates	0	118,040	(160,578)
Tax rate changes and adjustments	67,620	1,414,049	(32,871)
Prior year true-ups	40,540	(322,023)	0
Share based compensation and non- deductible expenses	142,490	212,376	461,925
Share issuance cost booked directly to equity	(49,230)	0	0
Foreign exchange rate translation adjustments	42,670	(175,106)	0
Utilization of losses not previously recognized	0	(123,309)	(13,261)
Change in tax benefits not recognized	623,980	63,558	2,019,466
Income tax expense	$ 44,000	$ 43,484	$ 61,856